(LOGO)
                                FRONTEGRA FUNDS


                                 ANNUAL REPORT

                           FRONTEGRA OPPORTUNITY FUND

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                    --------
                                 JUNE 30, 1999

(LOGO)
FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                                         1
------------------------------------------------------------
Investment Highlights                                      3
------------------------------------------------------------
Schedule of Investments                                    4
------------------------------------------------------------
Statement of Assets and Liabilities                        7
------------------------------------------------------------
Statements of Operations                                   8
------------------------------------------------------------
Statements of Changes in Net Assets                        9
------------------------------------------------------------
Financial Highlights                                      10
------------------------------------------------------------
Notes to Financial Statements                             11
------------------------------------------------------------
Report of Independent Auditors                            14
------------------------------------------------------------


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.


(LOGO)
FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:


We are pleased to present the June 30, 1999, Annual Report for the Frontegra Opportunity Fund, managed by Reams Asset Management Company. This report reflects a shortened year (November 1, 1998 through June 30, 1999), which resulted from the alignment of our fiscal quarters with the calendar quarters upon which most funds report. The Fund ended the fiscal period on a very strong note, returning 23.20% over the last three months of the period compared to 15.55% for the benchmark, Russell 2000 Index.

                                     Periods Ended June 30
                                    -----------------------
                                      3 months    8 months
     Frontegra Opportunity Fund       23.20%      15.50%
     Russell 2000 Index               15.55%      22.13%
     Russell 2000 Value Index         16.56%      11.50%

MARKET REVIEW
The U.S. markets continued to charge forward over the past eight months, shaking off the global economic crisis that swept through the markets in September and October of 1998. Strong economic growth and benign inflation have teamed up to largely fuel the growth in domestic equity markets. Early in the period, large capitalization stocks drove the rebound in U.S. equities following the debacle in the markets last fall. However, in recent months, small-cap stocks have staged a comeback, outperforming their large-cap counterparts by nearly 9% over the last three months. The Russell 2000, a proxy for small stocks, advanced 15.55% for the quarter while the S&P 500 was up 7.05%. Value-oriented small-cap stocks narrowly outperformed their growth counterparts, with the Russell 2000 Value Index posting a 16.56% return compared with a 14.75% return for the Russell 2000 Growth Index in the three month period. We are hopeful that this is just the beginning of a sustained recovery in small-cap stocks.

PORTFOLIO REVIEW
With the portfolio rebounding strongly in recent months, many stocks contributed to the advance. There were, however, several exceptional stocks in the portfolio worth highlighting, particularly a number of holdings in the Technology sector. Even though we are significantly underweighted in technology relative to the benchmark, stock selection within the sector was strong. Our value screens led us to a group of stocks in the Technology sector that have businesses more cyclical in nature than most people would associate with a high growth sector. Examples include electronics distributors (Pioneer Standard Electronics), parts manufacturers (Artesyn Technology, Kemet Corp.), and semiconductor equipment manufacturers (Electroglas, Inc.). During last year's Asian-led slowdown, these businesses were negatively impacted, and in turn their stock prices were driven to historically low valuations. Our investment in the sector was early (not unusual for a value manager), and negatively impacted portfolio returns in late 1998 and early 1999. During the second quarter, however, these holdings reversed and appreciated from 55-100%.

Real Estate Investment Trusts (REITs) have delivered strong returns in the recent months after lagging the market for some time. After a weak 1998, the average REIT in the Fund is up nearly 20% this year. Expectations of a continued strong economy eased concerns about a pending property glut and falling rents. This in turn bolstered investor confidence that the high dividend yields these securities provide would be secure.

(LOGO)
FRONTEGRA FUNDS

Finally, portfolio returns were bolstered by several acquisitions of portfolio holdings during the period. Dames & Moore, Holophane Corp., and Juno Lighting, Inc. were all acquired recently. While these three companies operate very different businesses, they shared a number of positive traits. They enjoyed strong competitive positions, good returns on capital, and they generated significant free cash flow from operations. Generally, management used the free cash flow to enhance value through strategic acquisitions or share repurchases. In spite of all these positives, the share prices of these stocks lagged behind the advance of the broader market. Frustrated by the market's mispricing of their companies, management identified strategic buyers, and sold their companies. Dames & Moore, an engineering construction firm, was sold for a 43% premium and Holophane, a manufacturer of industrial lighting fixtures was sold for a 73% premium.

In spite of all the good news in the portfolio recently, there were a couple of sectors that trailed the general small-cap advance. After leading the market in the first part of 1999, the Energy sector took a breather, posting single digit returns in the second quarter. In addition, steadily higher interest rates generated concern about the profitability of most companies in the Finance sector. This sector's returns were only modestly positive with the rest of the market up sharply. Fortunately, the Fund continues to maintain a material underweighting to the Finance sector.

SUMMARY
We continue to be encouraged by recent performance and believe that the Fund is well positioned to take advantage of opportunities afforded us in today's market. We look forward to continued strong absolute and relative performance. We also hope that the change in reporting periods is advantageous to shareholders. As always, we appreciate your continued confidence and investment in the Fund.

Regards,


/s/ David R. Milroy               /s/ Thomas J. Holmberg             /s/ William D. Forsyth
David R. Milroy                   Thomas J. Holmberg, CFA            William D. Forsyth, CFA
Reams Asset Management Co.        Frontegra Asset Management         Frontegra Asset Management


(LOGO)
FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

GROWTH OF A $100,000 INVESTMENT

               Frontegra          Lipper
              Opportunity        Small-Cap         Russell
                  Fund          Fund Index        2000 Index
               ---------        -----------      ------------

7/31/97        100,000           100,000           100,000
9/30/97        109,900           108,959           109,774
12/31/97       108,269           102,603           106,098
3/31/98        116,471           113,600           116,770
6/30/98        108,032           109,216           111,325
9/30/98         89,248            85,849            88,898
12/31/98        97,301           101,723           103,396
3/31/99         87,352            96,920            97,787
6/30/99        107,619           111,310           112,994

------------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 6/30/99
------------------------------

ONE YEAR            (0.38)%

AVERAGE ANNUAL
SINCE COMMENCEMENT    3.91%
------------------------------

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.


(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
June 30, 1999

Number of Shares                                                 Value
-----------------------------------------------------------------------
               COMMON STOCKS  96.8%
               Aerospace  0.5%
     3,900     AAR Corp.                                  $     88,481
                                                            ----------

               Commercial Services  6.1%
    15,300     Banta Corp.                                     321,300
    10,400     Lawson Products, Inc.                           261,950
    31,100     Stolt-Nielsen S.A.                              474,275
                                                            ----------
                                                             1,057,525
                                                            ----------

               Consumer Durables  5.5%
    22,450     CLARCOR Inc.                                    430,759
    11,700     Harman International Industries, Inc.           514,800
                                                            ----------
                                                               945,559
                                                            ----------

               Consumer Services  4.3%
    26,800     Carmike Cinemas, Inc.<F1>                       427,125
    15,100     Interim Services Inc.<F1>                       311,437
                                                            ----------
                                                               738,562
                                                            ----------

               Dental Supplies & Equipment  1.6%
     9,600     DENTSPLY International Inc.                     268,800
                                                            ----------

               Electronic Technology  9.2%
    19,900     Belden Inc.                                     476,356
    12,400     Electroglas, Inc.<F1>                           248,000
     8,200     Kemet Corp.<F1>                                 188,087
    26,700     UCAR International Inc.<F1>                     674,175
                                                            ----------
                                                             1,586,618
                                                            ----------
               Energy Minerals  4.2%
    15,000     Mitchell Energy & Development Corp.             275,625
    57,500     Santa Fe Snyder Corp.<F1>                       438,438
                                                            ----------
                                                               714,063
                                                            ----------
               Finance  7.3%
    25,900     First Bell Bancorp, Inc.                        459,725
    34,200     Local Financial Corp.<F1>                       342,000
    40,400     Seacoast Financial Services Corp.<F1>           459,550
                                                            ----------
                                                             1,261,275
                                                            ----------
See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 1999


Number of Shares                                                 Value
-----------------------------------------------------------------------
               Health Technology  2.6%
    22,500     Haemonetics Corp.<F1>                      $    451,406
                                                            ----------

               Industrial Services  4.5%
     9,300     Jacobs Engineering Group, Inc.<F1>              353,400
    14,500     Quanex Corp.                                    413,250
                                                            ----------
                                                               766,650
                                                            ----------

               Non-Energy Minerals  7.6%
    17,300     Giant Cement Holding, Inc.<F1>                  395,737
    24,100     International Specialty Products Inc.<F1>       245,519
     8,300     Lone Star Industries, Inc.                      311,769
    12,400     Noble Affiliates, Inc.                          349,525
                                                            ----------
                                                             1,302,550
                                                            ----------

               Process Industries  4.3%
    14,150     Ferro Corp.                                     389,125
    18,900     Furon Co.                                       359,100
                                                            ----------
                                                               748,225
                                                            ----------

               Producer Manufacturing  16.1%
    25,100     BE Aerospace, Inc.<F1>                          469,056
    27,700     Bush Industries, Inc.                           460,513
    45,400     Griffon Corp.<F1>                               354,687
    12,900     Holophane Corp.<F1>                             491,813
    20,700     Interface, Inc.                                 178,538
    27,700     Northwest Pipe Co.<F1>                          460,512
    13,200     Standex International Corp.                     361,350
                                                            ----------
                                                             2,776,469
                                                            ----------

               Real Estate Investment Trusts  7.7%
     6,700     Amli Residential Properties Trust               149,913
    18,900     Asset Investors Corp.                           282,319
     7,200     First Industrial Realty Trust, Inc.             197,550
    17,100     Great Lakes REIT, Inc.                          277,875
    10,900     Prentiss Properties Trust                       256,150
    15,000     Winston Hotels, Inc.                            157,500
                                                            ----------
                                                             1,321,307
                                                            ----------
See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 1999

Number of Shares                                                 Value
-----------------------------------------------------------------------
               Retail  8.0%
    15,800     The Finish Line, Inc.<F1>                 $     177,750
    33,600     Goody's Family Clothing, Inc.<F1>               384,300
    37,500     Maxwell Shoe Company Inc.<F1>                   339,844
    32,400     World Fuel Services Corp.                       477,900
                                                            ----------
                                                             1,379,794
                                                            ----------

               Technology Services  4.7%
    32,400     Pioneer-Standard Electronics, Inc.              388,800
    10,800     Zebra Technologies Corp.<F1>                    415,125
                                                            ----------
                                                               803,925
                                                            ----------

               Transportation  2.6%
    28,500     Arnold Industries, Inc.                         439,969
                                                            ----------

               TOTAL COMMON STOCKS
               (cost $15,215,823)                           16,651,178
                                                            ----------

Principal Amount
----------------
               SHORT-TERM INVESTMENT 6.2%
$1,071,992     UMB Bank Money Market Fiduciary               1,071,992
                                                            ----------

               TOTAL SHORT-TERM INVESTMENT
               (cost $1,071,992)                             1,071,992
                                                            ----------

               TOTAL INVESTMENTS  103.0%
               (cost $16,287,815)                           17,723,170

               Liabilities, less Other Assets (3.0)%         (511,759)
                                                            ----------

               NET ASSETS  100.0%                          $17,211,411
                                                           ===========

<F1> Non-income producing

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
Investments at value (cost $16,287,815)                        $ 17,723,170
Receivable for investments sold                                     562,766
Interest and dividends receivable                                    32,263
Receivable from adviser                                              16,347
Deferred organizational costs, net                                   24,911
Other assets                                                            320
                                                                 ----------
Total assets                                                     18,359,777
                                                                 ----------
LIABILITIES:
Payable for investments purchased                                 1,118,651
Accrued investment advisory fee                                       9,113
Accrued expenses                                                     20,602
                                                                 ----------
Total liabilities                                                 1,148,366
                                                                 ----------
NET ASSETS                                                     $ 17,211,411
                                                                 ==========
NET ASSETS CONSIST OF:
Paid in capital                                                $ 15,879,137
Accumulated net investment income                                    66,964
Accumulated net realized loss on investments                      (170,045)
Net unrealized appreciation on investments                        1,435,355
                                                                 ----------
NET ASSETS                                                     $ 17,211,411
                                                                 ==========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                              537,561
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $32.02
                                                                     ======


See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENTS OF OPERATIONS


                                       EIGHT MONTHS ENDED     YEAR ENDED
                                          JUNE 30, 1999    OCTOBER 31, 1998
                                       ------------------  -----------------

INVESTMENT INCOME:
Dividends                                  $   142,120       $    124,106
Interest                                        15,834              7,849
                                             ---------          ---------
                                               157,954            131,955
                                             ---------          ---------

EXPENSES:
Investment advisory fees                        54,105             47,155
Fund administration and accounting fees         38,102             57,625
Legal fees                                      10,518             16,025
Audit fees                                       9,261             13,502
Shareholder servicing                            9,172             12,837
Amortization of organizational costs             5,355              8,078
Custody fees                                     4,470              5,209
Federal and state registration fees              3,825             10,437
Reports to shareholders                          3,757              6,584
Directors' fees and related expenses             1,994                775
Insurance                                        1,377              1,690
Pricing                                          1,270              1,765
Other                                              623              1,420
                                             ---------          ---------
Total expenses before waiver                   143,829            183,102
Waiver and reimbursement of
  expenses by adviser                         (68,914)          (117,911)
                                             ---------          ---------
Net expenses                                    74,915             65,191
                                             ---------          ---------
NET INVESTMENT INCOME                           83,039             66,764
                                             ---------          ---------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments    (19,993)          (158,568)
Change in net unrealized appreciation/
  depreciation on investments                2,235,006          (905,970)
                                             ---------          ---------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS                    2,215,013        (1,064,538)
                                             ---------          ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $2,298,052       $  (997,774)
                                             =========          =========
See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS


                                          EIGHT MONTHS ENDED         YEAR ENDED              PERIOD ENDED
                                            JUNE 30, 1999         OCTOBER 31, 1998       OCTOBER 31, 1997<F1>
                                          ------------------     ------------------     ---------------------
OPERATIONS:
Net investment income                        $    83,039             $    66,764            $     7,206
Net realized gains (losses)
  on investments                                (19,993)               (158,568)                (1,205)
Change in net unrealized appreciation/
  depreciation on investments                  2,235,006               (905,970)                106,319
                                             -----------             -----------            -----------
Net increase (decrease) in net
  assets resulting from operations             2,298,052               (997,774)                112,320
                                             -----------             -----------            -----------

DISTRIBUTIONS PAID FROM:
Net investment income                           (80,263)                 (7,018)                      -
                                             -----------             -----------            -----------
Net decrease in net assets resulting
  from distributions paid                       (80,263)                 (7,018)                      -
                                             -----------             -----------            -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                    8,086,316               1,925,149              5,787,348
Shares issued to holders in
  reinvestment of distributions                   80,263                   7,018                      -
                                             -----------             -----------            -----------
Net increase in net assets resulting
  from capital share transactions              8,166,579               1,932,167              5,787,348
                                             -----------             -----------            -----------

TOTAL INCREASE IN NET ASSETS                  10,384,368                 927,375              5,899,668
                                             -----------             -----------            -----------

NET ASSETS:
Beginning of period                            6,827,043               5,899,668                      -
                                             -----------             -----------            -----------
End of period (includes undistributed
  net investment income of $66,964,
  $64,806 and $8,034, respectively)          $17,211,411              $6,827,043             $5,899,668
                                             ===========              ==========            ===========


<F1> Commenced operations on July 31, 1997

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS


                              EIGHT MONTHS ENDED    YEAR ENDED      PERIOD ENDED
                                   JUNE 30,         OCTOBER 31,      OCTOBER 31,
                                     1999              1998            1997<F1>
                                -------------      -------------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD               $27.93            $32.22           $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                 0.07              0.26             0.04
Net realized and unrealized gains
  (losses) on investments             4.23            (4.52)             2.18
                                  --------          --------         --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS               4.30            (4.26)             2.22
                                  --------          --------         --------

LESS DISTRIBUTIONS PAID:
From net investment income          (0.21)            (0.03)                -
                                  --------          --------         --------
TOTAL DISTRIBUTIONS PAID            (0.21)            (0.03)                -
                                  --------          --------         --------

NET ASSET VALUE, END OF PERIOD      $32.02            $27.93           $32.22
                                  ========          ========         ========

TOTAL RETURN<F2>                    15.49%          (13.24)%            7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                   $17,211            $6,827           $5,900
Ratio of expenses to average
  net assets<F3><F4>                 0.90%             0.90%            0.90%
Ratio of net investment income
  to average net assets<F3><F4>      1.00%             0.92%            2.61%
Portfolio turnover rate<F2>            38%               54%               9%


<F1> Commenced operations on July 31, 1997
<F2> Not annualized for periods less than a full year
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.73%, 2.53% and 12.02%, and the ratio of net investment income (loss) to average net assets would have been 0.17%, (0.71)% and (8.51)% for the periods ended June 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized

See notes to financial statements.

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 1999

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Opportunity Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Growth Fund. The Fund commenced operations on July 31, 1997. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC (the "Sub-Adviser") pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders
          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax pur-

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1999


          poses due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at June 30, 1999, reclassifications were recorded to decrease accumulated net investment income by $618, decrease accumulated net realized losses on investments by $2,795 and decrease paid in capital by $2,177.

    (d)   Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. The term of this expense cap agreement is twelve months.

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                  EIGHT MONTHS ENDED        YEAR ENDED
                                    JUNE 30, 1999        OCTOBER 31, 1998
                                ---------------------   ------------------
     Shares sold                          290,271              61,127
     Shares issued to holders in
        reinvestment of distributions       2,845                 216
                                        ---------            --------
     Net increase in shares outstanding   293,116              61,343
                                        =========            ========

(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1999

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the eight months ended June 30, 1999, are summarized below:

     Purchases        $12,459,486
     Sales             $4,567,402

     There were no purchases or sales of U.S. government securities.
     At June 30, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $16,303,361 were as follows:
     Appreciation                            $2,268,975
     Depreciation                             (849,166)
                                         --------------
     Net appreciation on investments         $1,419,809
                                         ==============

     At June 30, 1999, the Fund had an accumulated net realized capital loss carryover of $132,054 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

     For the eight months ended June 30, 1999, 100% of dividends paid from taxable income (including short-term capital gains) qualify for the dividends received deduction available to corporate shareholders.


(LOGO)
FRONTEGRA FUNDS

Frontegra Opportunity Fund
REPORT OF INDEPENDENT AUDITORS
June 30, 1999

To the Board of Directors and Shareholders of the Frontegra Funds, Inc./Frontegra Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontegra Opportunity Fund (the "Fund") as of June 30, 1999, and the related statements of operations for the eight months then ended and year ended October 31, 1998, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontegra Opportunity Fund at June 30, 1999, the results of its operations for the eight months then ended and year ended October 31, 1998, the statements of changes in net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                          /s/ Ernst & Young, LLP
Chicago, Illinois
July 21, 1999

                      This page intentionally left blank.

                      This page intentionally left blank.


                             FRONTEGRA FUNDS, INC.
                       c/o Sunstone Financial Group, Inc.
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FO-410-0699